UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2017

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure.

On August 30, 2017, Liberty Interactive Corporation (“Liberty Interactive”) announced that Michael George, President and CEO of QVC, Inc.,  will be presenting at the Goldman Sachs Global Retailing Conference on Wednesday, September 6th at 10:35 a.m., E.D.T. at the Plaza Hotel in New York, NY.  During his presentation, Mr. George may make observations regarding the company’s financial performance and outlook, as well as other forward looking matters including the proposed acquisition of General Communication, Inc. by Liberty Interactive, its combination with Liberty Ventures Group, the subsequent split-off of Liberty Interactive’s interest in the combined company and the proposed acquisition of HSN, Inc. by Liberty Interactive (the “proposed transactions”).

On August 31, 2017, Liberty Interactive announced that its Chief Financial Officer, Mark Carleton, will be presenting at the Bank of America Merrill Lynch Media, Communications & Entertainment Conference on Thursday, September 7th at 1:35 p.m., P.D.T. (4:35 p.m., E.D.T.) at the Beverly Wilshire Hotel in Beverly Hills, CA.  During his presentation, Mr. Carleton may make observations regarding the company’s financial performance and outlook, as well as other forward looking matters including the proposed transactions.

This Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated August 30, 2017, regarding Mr. George’s presentation.
99.2	Press Release dated August 31, 2017, regarding Mr. Carleton’s presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2017

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 30, 2017, regarding Mr. George’s presentation.
99.2	Press Release dated August 30, 2017, regarding Mr. Carleton’s presentation.